Exhibit 10.15


            [LETTERHEAD OF FEDERATED INVESTORS INSURANCE CORPORATION]


                              CONSULTING AGREEMENT


Effective February 1, 2005, for services rendered, James W. France will be due to a consulting fee of $7,000.00 per month. This will be in effect until such time as FIIC, Inc. receives sufficient funding to pay this person his normal salary as to be outlined in his respective employment agreement.

Approved by:


/s/ Robert Ostrander                      Dated    7 Feb 06
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Signature


Robert Ostrander  Dir/Sec.
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